Fourth Quarter and Year-End 2023 Financial Results & Business Update February 15, 2024 Exhibit 99.2

Forward-Looking Statements Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: Alkermes plc’s (the “Company”) expectations with respect to its current and future financial and operating performance, business plans or prospects, including its expected cash generation, revenue and growth drivers, expectations of profitability, potential return of capital to shareholders and potential transactions; the potential therapeutic and commercial value of the Company’s marketed products and development candidates; the Company’s expectations regarding plans and timelines for further clinical development activities, including for ALKS 2680; and the Company’s plans to advance and expand its neuroscience pipeline. The Company cautions that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: whether the Company is able to sustain profitability; the unfavorable outcome of arbitration or litigation, including so-called “Paragraph IV” litigation or other patent litigation which may lead to competition from generic drug manufacturers, or other disputes related to the Company’s products or products using the Company’s proprietary technologies; the Company’s commercial activities may not result in the benefits that the Company anticipates; clinical development activities may not be completed on time or at all; the results of the Company’s development activities, including those related to ALKS 2680, may not be positive, or predictive of final results from such activities, results of future development activities or real-world results; potential changes in the cost, scope, design or duration of the Company’s development activities, including the ALKS 2680 development program; the U.S. Food and Drug Administration (“FDA”) or other regulatory authorities may not agree with the Company’s regulatory approval strategies or components of the Company’s marketing applications and may make adverse decisions regarding the Company’s products; the Company and its licensees may not be able to continue to successfully commercialize their products or support growth of such products; there may be a reduction in payment rate or reimbursement for the Company’s products or an increase in the Company’s financial obligations to government payers; the Company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K and in subsequent filings made by the Company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the Company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including non-GAAP net income, EBITDA (earnings before interest, taxes, depreciation and amortization) and non-GAAP earnings per share. The Company provides these non-GAAP financial measures of the Company’s performance to investors because management believes that these non-GAAP financial measures, when viewed with the Company’s results under GAAP and the accompanying reconciliations, are useful in identifying underlying trends in ongoing operations. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent reasonably determinable, can be found in the Appendix of this presentation. Note Regarding Trademarks: The Company and its affiliates are the owners of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO® , LYBALVI® and VIVITROL®. VUMERITY® is a registered trademark of Biogen MA Inc., used by Alkermes under license. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

2023 Accomplishments Enabled Repositioning of Alkermes and Established Strong Foundation for Growth *Based on twelve months ended Dec. 31, 2023 compared to the prior year Generated ALKS 2680 initial clinical proof-of-concept data in patients with narcolepsy type 1 Completed separation of the oncology business Continued focus on operational efficiency, including recent agreement to divest Athlone, Ireland manufacturing facility Grew proprietary commercial product portfolio net sales by 18%* year-over-year Successfully settled VIVITROL® patent litigation Prevailed in Janssen arbitration; Raised 2023 financial expectations

Alkermes 2024: Profitable, Pure-play Neuroscience Company >$1B commercial business driven primarily by 4 core products* Proven development capabilities with advancing neuroscience pipeline Positioned for sustained profitability and significant cash generation *Based on revenues from VIVITROL®, ARISTADA®, VUMERITY® and LYBALVI® for twelve months ended Dec. 31, 2023

Q4 & FY 2023 Financial and Operational Performance

In millions FY 2023 Financial Results Summary Total Revenue In millions GAAP Net Income (Loss) GAAP Earnings (Loss) Per Share (Diluted)

In millions FY 2023 Profitability From Continuing Operations GAAP Net Income (Loss) From Continuing Operations In millions Non-GAAP Net Income From Continuing Operations* EBITDA From Continuing Operations* In millions *Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Appendix of this presentation.

Q4 2023 Revenue Summary Amounts in the table above may not sum due to rounding. *Inclusive of ARISTADA INITIO® **Reflects reinstatement of certain U.S. royalties following the successful outcome of the Company’s arbitration with Janssen announced in June 2023. In millions, except % Q4’23 Q4’22 ∆ Q4’23 vs. Q4’22 Total Proprietary Net Sales $242.0 $216.1 12% VIVITROL® $102.4 $102.0 - ARISTADA®* $83.4 $79.2 5% LYBALVI® $56.2 $34.9 61% Manufacturing & Royalty Revenue** $135.5 $88.5 53% Research & Development Revenue $0.0 $0.0 - Total Revenue** $377.5 $304.7 24%

FY 2023 Revenue Summary Amounts in the table above may not sum due to rounding. *Inclusive of ARISTADA INITIO® **Reflects reinstatement of certain U.S. royalties following the successful outcome of the Company’s arbitration with Janssen announced in June 2023. In millions, except % FY’23 FY’22 ∆ FY’23 vs. FY’22 Total Proprietary Net Sales $920.0 $777.6 18% VIVITROL® $400.4 $379.5 6% ARISTADA®* $327.7 $302.1 8% LYBALVI® $191.9 $96.0 100% Manufacturing & Royalty Revenue** $743.4 $332.0 124% License Revenue - $2.0 (100%) Research & Development Revenue $0.0 $0.3 - Total Revenue** $1,663.4 $1,111.8 50%

Alkermes: 2024 Financial Expectations* *These expectations are provided by the Company on Feb. 15, 2024 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. ‡Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. (in millions) Financial Expectations for Year Ending Dec. 31, 2024 Total Revenues $1,500 – $1,600 COGS $230 – $250 R&D Expense $225 – $255 SG&A Expense $625 – $655 GAAP Net Income $350 – $390 EBITDA‡ $445 – $485 Non-GAAP Net Income‡ $465 – $505 Effective Tax Rate ~17% Expected net sales of proprietary products: VIVITROL® net sales of $410M – $430M ARISTADA® net sales of $340M – $360M LYBALVI® net sales of $275M – $295M

2023 Commercial Review

Topline Growth and Diversification Reflect Evolving Business *Inclusive of ARISTADA INITIO® **Licensed product (royalty & manufacturing revenue) Key Product Revenues ($M) $574 $715 $893 $1,049

LYBALVI® Performance and Expectations *These expectations are provided by the Company on Feb. 15, 2024 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. LYBALVI Quarterly Net Sales ($M) Q4’23 net sales of $56.2M reflect 11% sequential growth compared to Q3’23 Q4’23 gross-to-net deductions: ~29% Outlook: FY’24 net sales expected to range from $275M – $295M*

LYBALVI® Prescription Growth Trends Q4’23 total TRx: ~46,700 reflecting 11% sequential growth compared to Q3’23 *Source: IQVIA NPA Weekly Post-Launch TRx* (Through 2/2/24) TRx Week

ARISTADA® Performance and Expectations ARISTADA Annual Net Sales* ($M) *Inclusive of ARISTADA INITIO® † These expectations are provided by the Company on Feb. 15, 2024 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. $241 $275 $302 $328 Q4’23 year-over-year net sales increased 5% to $83.4M FY’23 year-over-year net sales increased 8% to $327.7M Outlook: FY’24 net sales expected to range from $340M – $360M†*

VIVITROL® Performance and Expectations VIVITROL Annual Net Sales ($M) $311 $344 $380 $400 Q4’23 net sales of $102.4M were flat year-over-year FY’23 year-over-year net sales increased 6% to $400.4M Outlook: FY’24 net sales expected to range from $410M – $430M* *These expectations are provided by the Company on Feb. 15, 2024 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations.

2024 Outlook

Capital Allocation Strategy Maximize the potential of proprietary commercial products with primary focus on LYBALVI® Pursue external opportunities to expand portfolio with assets that are a strong strategic fit Invest in internal development pipeline to advance new neuroscience candidates Return excess cash to shareholders

2024 Strategic Priorities Driven by 4 core products and streamlined operating structure Initiate phase 2 program Advance internal development candidates and explore external pipeline opportunities Deliver strong commercial growth and profitability Advance orexin 2 receptor agonist program Expand neuroscience pipeline Plan for significant cash generation Continue focus on capital allocation, including potential opportunities to return capital to shareholders

Appendix

Appendix: Amounts Included in Discontinued Operations (In thousands) Year Ended December 31, 2023 Three Months Ended March 31, 2023 Three Months Ended June 30, 2023 Three Months Ended September 30, 2023 Three Months Ended December 31, 2023 Year Ended December 31, 2023 Cost of goods manufactured and sold $ 11 $ 11 $ 11 $ 6 $ 39 Research and development 29,867 32,563 32,262 21,485 116,177 Selling, general and administrative 6,644 9,502 13,073 19,368 48,587 Income tax provision (benefit) $ (6,727) $ (40) $ (1,550) $ 6,914 $ (1,403) Loss from discontinued operations, net of tax $ 29,795 $ 42,036 $ 43,796 $ 47,773 $ 163,400 (In thousands) Year Ended December 31, 2023 Three Months Ended March 31, 2022 Three Months Ended June 30, 2022 Three Months Ended September 30, 2022 Three Months Ended December 31, 2022 Year Ended December 31, 2022 Cost of goods manufactured and sold $ 10 $ 10 $ 10 $ 10 $ 40 Research and development 29,161 27,475 32,929 31,575 121,140 Selling, general and administrative 3,201 3,488 3,618 4,689 14,996 Income tax provision (benefit) $ (22,883) $ 1,374 $ 1,293 $ 9,155 $ (11,061) Loss from discontinued operations, net of tax $ 9,489 $ 32,347 $ 37,850 $ 45,429 $ 125,115

Appendix: Financial Results GAAP to Non-GAAP Adjustments (In millions) Year Ended December 31, 2023 Year Ended December 31, 2022 Net Income (Loss) from Continuing Operations — GAAP $ 519.2 $ (33.2) Adjustments: Share-based compensation expense 92.7 87.7 Depreciation expense 36.9 40.0 Amortization expense 35.7 36.4 Separation expense 38.4 1.4 Income tax effect related to reconciling items 25.3 2.3 Final award in the Janssen arbitration (2022 back royalties and interest) (197.1) -- Deferred tax valuation release (161.0) -- Restructuring 5.9 -- Non-cash net interest expense 0.5 0.5 Reduction in the fair value of contingent consideration and other related assets -- 24.0 Legal settlement -- 15.9 Non-GAAP Net Income from Continuing Operations $ 396.5 $ 174.9 Non-GAAP Net Loss from Discontinued Operations $ (152.9) $ (117.0) Non-GAAP Net Income $ 243.7 $ 57.9 Amounts in the table above may not sum due to rounding.

Appendix: Financial Results GAAP to EBITDA (In millions) Year Ended December 31, 2023 Year Ended December 31, 2022 Net Income from Continuing Operations — GAAP $ 519.2 $ (33.2) Adjustments: Depreciation expense 36.9 40.0 Amortization expense 35.7 36.4 Interest income (30.9) (7.6) Interest expense 23.0 13.0 Income tax (benefit) provision (97.6) 2.0 EBITDA from Continuing Operations $ 486.3 $ 50.6 EBITDA from Discontinued Operations $ (162.5) $ (134.6) EBITDA $ 323.8 $ (84.0)

Appendix: 2024 Guidance GAAP to Non-GAAP Adjustments (In millions, except per share data) Year Ended December 31, 2023 Year Ending December 31, 2024 Shares+ Earnings Per Share Projected Net Income — GAAP $ 370.0 173.0 $ 2.14 Adjustments: Share-based compensation expense 86.0 Depreciation expense 35.0 Amortization expense 1.0 Non-cash net interest expense 0.5 Income tax effect related to reconciling items (7.5) Projected Net Income — Non-GAAP $ 485.0 173.0 $ 2.80 Projected GAAP and non-GAAP measures reflect the mid-points within the Company’s financial expectations ranges. +2024 per share expectations are calculated based on a weighted average diluted share count of approximately 173.0 million shares outstanding.

Appendix: 2024 Guidance GAAP to EBITDA (In millions) Year Ended December 31, 2023 Year Ending December 31, 2024 Projected Net Income — GAAP $ 370.0 Adjustments: Net interest income (16.0) Depreciation expense 35.0 Amortization expense 1.0 Provision for income taxes 75.0 Projected EBITDA $ 465.0 Projected GAAP and non-GAAP measures reflect the mid-points within the Company’s financial expectations ranges.

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